GALASTFUND
PROSPECTUS                                                                                            May 1, 2002

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
-------------------------------------------------------------------------------------------------------------------
American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 41 separate  portfolios
("Portfolios"), 7 of which are offered through this Prospectus:

AST American Century International Growth Portfolio
AST PBHG Small-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST JanCap Growth Portfolio
AST INVESCO Equity Income Portfolio
AST T. Rowe Price Global Bond Portfolio

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission  that permits its Investment  Manager, subject to approval by its Board of Trustees,  to change sub-advisors  engaged by the Investment Manager to conduct the investment  programs of each Portfolio without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Trust."

                                                 TABLE OF CONTENTS
                                                 -----------------

Caption                                                                                                                         Page
-------                                                                                                                         ----

                                                Risk/Return Summary

         American Skandia Trust (the "Trust") is comprised of forty-one  investment  portfolios (the "Portfolios"), seven of which are  offered  through  this  Prospectus.  The  Portfolios  are  designed  to provide a wide range of investment  options.  Each  Portfolio has its own  investment  goal and style (and,  as a result,  its own level of risk).  Some of the Portfolios  offer  potential for high returns with  correspondingly  higher risk,  while others offer stable  returns  with  relatively  less risk.  It is possible to lose money when  investing  even in the most conservative  of the  Portfolios.  Investments  in the  Portfolios  are not bank  deposits  and are not  insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on each
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks  to  which a  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and risks of each  Portfolio.  Additional  information  about  each  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

Principal Investment Strategies:
-------------------------------

The AST  American  Century  International  Growth  Portfolio  will seek to  achieve  its  investment  objective  by investing  primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity securities  include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands  of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term,  the stocks of  companies  with  accelerating  earnings and revenues  have a  greater-than-average  chance to increase in value.

The  Sub-advisor  recognizes  that,  in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of  assets  among  different  countries  and  regions  also  is an  important  factor  in  managing  an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  While the  Portfolio's  focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

Principal Risks:
---------------

o        The  Portfolio  is an equity  fund,  and the  primary  risk is that the value of the  stocks it holds will decline.  Stocks can decline for many  reasons,  including  reasons  related to the  particular  company,  the industry of which it is a part, or the securities markets generally.

o        The  level of risk of the  international  portfolio  will  generally  be  higher  than  the  level of risk associated  with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations in currency
     exchange  rates,  less  liquid  and  more  volatile  securities  markets,   unstable  political  and  economic
     structures,  reduced  availability  of  information,  and lack of uniform  financial  reporting and regulatory practices  such as those  that  apply to U.S.  issuers.  While the  Portfolio  does not  invest  primarily  in companies located in developing  countries,  it may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth     The Portfolio invests primarily in common and preferred
                                                           stocks.

JanCap Growth                 Capital growth               The Portfolio invests primarily in equity securities.

Principal Investment Strategies:
-------------------------------

The AST PBHG Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth  Portfolio) will invest,  under normal circumstances,  at least 80% of the value of its assets in small capitalization  companies.  For purposes of
the  Portfolio,   small-sized  companies  are  those  that  have  market  capitalizations  similar  to  the  market capitalizations  of the  companies  in the  Russell  2000(R)Index at the time of the  Portfolio's  investment.  The
Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies  in the Russell  2000(R)Index and those on which the  Sub-advisor  intends to focus the  Portfolio's  investments  will  change with  market  conditions.  The
Sub-Advisor uses its own fundamental  research,  computer models and proprietary  measures of growth in determining which  stocks to select for the  Portfolio.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have strong business  momentum,  earnings  growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the  Sub-advisor,  such as price-to-earnings ratios.

The AST Neuberger  Berman Mid-Cap Value  Portfolio  will invest,  under normal  circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered  mid-cap  companies for purposes  of the  Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among many companies and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings ratio,  consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger  All-Cap  Growth  Portfolio  invests  primarily  in equity  securities,  such as common or  preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes, and may emphasize either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital  creative  companies  that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive Life Cycle Change  Companies.  Companies  experiencing a major change that is expected to produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in equity  securities.  Equities securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or  preferred  stocks.  Investments  will be in companies  that the  Sub-advisor  believes are  experiencing favorable  demand for their  products and services,  and which operate in a favorable  competitive  and  regulatory environment.  The  Sub-advisor  generally  takes a "bottom up" approach to choosing  investments for the Portfolio.
In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

Principal Risks:
---------------

o        All of the capital growth  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital growth  portfolios are subject  depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of  smaller  companies  tend to be  subject to more abrupt and erratic  price  movements  than  securities  of larger  companies,  in part  because  they may have limited product lines,  markets,  or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the
     AST PBHG  Small-Cap  Growth  Portfolio can be expected to be subject to the highest degree of risk relative to the other  capital  growth  funds.  The AST Neuberger  Berman  Mid-Cap  Value  Portfolio can be expected to be subject to somewhat  less risk,  and the AST JanCap Growth  Portfolio,  to somewhat less risk than the mid-cap funds. The AST Alger All-Cap Growth Portfolio may invest in equity  securities of companies  without regard to capitalization, and may include large and small companies at the same time.

o        The AST PBHG  Small-Cap  Growth  Portfolio,  the AST Alger  All-Cap  Growth  Portfolio  and the AST JanCap
     Growth Portfolio  generally take a growth approach to investing,  while the AST Neuberger Berman Mid-Cap Value
     Portfolio  generally  takes a value  approach.  Value  stocks are  believed to be selling at prices lower than what they are  actually  worth,  while  growth  stocks are those of  companies  that are  expected  to grow at above-average  rates.  A portfolio  investing  primarily in growth stocks will tend to be subject to more risk than a value  fund,  although  this will not always be the case.  Value  stocks are  subject to the risks that the  market  may not  recognize  the  stock's  actual  value or that the  market  actually  valued  the  stock appropriately.

Growth and Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

Principal Investment Strategies:
-------------------------------

The AST INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign issuers.  Effective  July 31,  2002,  the  Portfolio  will have a  non-fundamental  policy to invest,  under normal circumstances,  at least  80% of the  value of its  assets in equity  securities.  The 80%  investment  requirement applies at the time the  Portfolio  invests  its  assets.  Equity  securities  include  common  stocks,  securities convertible into common stocks and securities having common stock  characteristics or other derivative  instruments whose value is based on common  stocks,  such as rights,  warrants or options to purchase  common stock,  preferred stock,  convertible  preferred stock convertible  bonds,  convertible  debentures,  convertible  notes,  depository receipts, futures contracts and swaps.

Up to 30% of the  Portfolio's  assets may be invested in equity  securities that do not pay regular  dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or convertible bonds.  The  Portfolio  may invest up to 25% of its total assets in foreign  securities,  including  securities  of issuers in countries  considered  to be  developing.  These foreign  investments  may serve to increase the overall risks of the Portfolio.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary  risk of each of the growth and income  portfolios  is that the value of the  securities  they hold will  decline.  The degree of risk to which the growth  and income  portfolio  is subject is likely to be somewhat less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolio can decline substantially.

o        The AST INVESCO Equity Income Portfolio invests primarily in equity  securities,  but will normally invest some of its  assets in fixed  income  securities.  The  values of equity  securities  tend to  fluctuate  more widely  than the values of fixed  income  securities.  Therefore,  the  portfolio  will likely be subject to a somewhat higher risk.

o        A Portfolio that makes  significant  investments  in fixed income  securities may invest to some degree in lower-quality  fixed  income  securities,  which are subject to greater  risk that the issuer may fail to make interest  and  principal  payments  on the  securities  when due.  The AST  INVESCO  Equity  Income  Portfolio generally  invests in  intermediate-  to long-term  fixed income  securities.  Fixed  income  securities  with longer  maturities  are  generally  subject  to  greater  risk  than  fixed  income  securities  with  shorter maturities, in that their values will fluctuate more in response to changes in market interest rates.

Fixed Income Portfolio:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Principal Investment Strategies:
-------------------------------

The AST T. Rowe Price Global Bond Portfolio  (formerly,  the AST T. Rowe Price  International  Bond Portfolio) will invest,  under  normal  circumstances,  at least 80% of the value of its  assets in fixed  income  securities.  The
Portfolio  will  invest  in all  types of bonds  including  those  issued  or  guaranteed  by the U.S.  or  foreign governments  or their  agencies and by foreign  authorities,  provinces  and  municipalities  as well as investment grade corporate  bonds,  mortgage and  asset-backed  securities and high-yield  bonds of U.S. and foreign  issuers.
The  Portfolio  seeks to moderate  price  fluctuation  by actively  managing  its maturity  structure  and currency exposure.  The Sub-advisor  bases its investment  decisions on fundamental  market factors,  currency  trends,  and credit quality.  The Portfolio  generally  invests in countries  where the combination of fixed-income  returns and currency  exchange  rates appears  attractive,  or, if the currency  trend is  unfavorable,  where the  Sub-advisor believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain  an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions  on the overall  portfolio or on individual  securities.  The  Portfolio may and  frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk bonds
("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in
U.S.  dollars.  In  addition,  the  Portfolio  may  invest up to 30% of its  assets in  mortgage-backed  (including derivatives,  such as  collateralized  mortgage  obligations and stripped  mortgage  securities)  and  asset-backed securities.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        While the AST T. Rowe  Price  Global  Bond  Portfolio  invests  primarily  in  high-quality  fixed  income securities,  its  substantial  investments  in foreign fixed income  securities  and  relatively  long average maturity  will tend to increase  its level of risk.  Like foreign  equity  investments,  foreign  fixed income investments  involve risks such as fluctuations in currency  exchange rates,  unstable  political and economic structures,  lack of liquidity,  reduced availability of information,  and lack of uniform financial reporting and  regulatory  practices  such as those  that  apply to U.S.  issuers.  The AST T. Rowe  Price  Global  Bond
     Portfolio  can invest to some degree in securities  of issuers in  developing  countries and in  lower-quality fixed  income  securities,  and  the  risks  of the  Portfolio  may be  accentuated  by  these  holdings.  The mortgage-backed and asset-backed  securities could subject the Portfolio to increased  volatility in the event of interest  rate  changes,  which could cause  prepayments  to increase,  and the value of the  securities to decrease.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total returns for each Portfolio  since  inception.
This  information may help provide an indication of each  Portfolio's  risks by showing changes in performance from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
15.10%
18.68%
65.20%
-16.10%
-27.27%
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 49.04%, 4th quarter 1999	Down 17.66%, 3rd quarter 1998

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	-27.27%	-21.44%
Since Inception (1/2/97)	6.64%	0.89%

AST PBHG SMALL-CAP GROWTH PORTFOLIO*

150.00%
100.00%
50.00%
0.00%
-50.00%
8.40%
32.56%
20.05%
6.01%
3.49%
141.96%
-48.16%
-6.47%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 79.79%, 4th quarter 1999	Down 31.21%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-6.47%	-11.88%
5 year	5.18%	10.70%
Since Inception (1/4/94)	10.50%	13.98%

*Between January 1, 1999 and September 14, 2001, the AST PBHG Small-Cap Growth Portfolio was known as the AST Janus Small-Cap Growth Portfolio, and Janus Capital Management LLC served as Sub-advisor to the Portfolio. Prior to January 1, 1999, the Portfolio was known as the Founders Capital Appreciation Portfolio, and Founders Asset Management LLC served as Sub-advisor to the Portfolio.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO*

30.00%
20.00%
10.00%
0.00%
-10.00%
-6.95%
26.13%
11.53%
26.42%
-2.33%
5.67%
27.49%
-3.03%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	**Worst Quarter**
Up 15.95%, 4th quarter 1998	Down 14.37%, 3rd quarter 1999

Average annual total returns For periods ended 12/31/01	**Portfolio**	**Index: Standard & Poors 500 Index**
1 year	-3.03%	-11.88%
5 year	10.04%	10.70%
Since Inception (5/4/93)	9.97%	13.85%

AST ALGER ALL-CAP GROWTH PORTFOLIO*

0.00%
-10.00%
-20.00%
-30.00%
-40.00%
-31.60%
-16.67%
2000
2001

Best Quarter	Worst Quarter
Up 14.46%, 4th quarter 2001	Down 20.83%, 4th quarter 2000

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-16.67%	-11.88%
Since Inception (12/31/99)	-24.50%	-10.50%

*Due to the events of September 11, 2001, Massachusetts Financial Services Company ("MFS") acted as interim co-sub-advisor in conjunction with Fred Alger Management, Inc. ("Alger") for the AST Alger All-Cap Growth Portfolio (the "Alger Fund") from September 17, 2001 through December 9, 2001. Effective December 10, 2001, Alger resumed the role as the sole sub-advisor for the Alger Fund.

AST JANCAP GROWTH PORTFOLIO

80.00%
60.00%
40.00%
20.00%
0.00%
-20.00%
-40.00%
11.87%
-4.51%
37.98%
28.36%
28.66%
68.26%
55.01%
-30.97%
-31.67%
1993
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 33.97%, 4th quarter 1999	Down 26.71%, 1st quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-31.67%	-11.88%
5 year	9.62%	10.70%
Since Inception (11/5/92)	13.37%	13.84%

AST INVESCO EQUITY INCOME PORTFOLIO

40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-2.50%
30.07%
17.09%
23.33%
13.34%
11.74%
4.74%
-8.59%
1994
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 12.32%, 4th quarter 1998	Down 10.51%, 3rd quarter 2001

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Standard & Poors 500 Index
1 year	-8.59%	-11.88?
5 year	8.38%	10.70?
Since Inception (1/4/94)	10.50%	13.98?

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
11.10%
5.98%
-3.42%
14.72%
-8.33%
-0.45%
2.66%
1995
1996
1997
1998
1999
2000
2001

Best Quarter	Worst Quarter
Up 6.31%, 4th quarter 1998	Down 5.56%, 1st quarter 1999

Average annual total returns For periods ended 12/31/01	Portfolio	Index: Lehman Brothers Global Aggregate Index
1 year	2.66%	1.57
5 year	0.75%	7.43
Since Inception (5/3/94)	2.22%	4.48

*Prior to May 1, 1996, the AST T. Rowe Price Global Bond Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as Sub-advisor to the Portfolio.

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2001.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                                Management    Distribution  Other        Total Annual     Fee Waivers    Net
                                                Fees          and           Expenses     Portfolio       and Expense     Annual
                                                              Service                    Operating       Reimbursement(3)Fund
Portfolio:                                                    (12b-1)                    Expenses                        Operating
                                                              Fees(2)                                                    Expenses
----------------------------------------------- ------------- ------------- ------------ --------------- --------------- ------------
AST American Century International Growth(1)        1.00          0.00           0.28         1.28            N/A             1.28
AST PBHG Small-Cap Growth                           0.90          0.03           0.23         1.16            N/A             1.16
AST Neuberger Berman Mid-Cap Value                  0.90          0.16           0.16         1.22            N/A             1.22
AST Alger All-Cap Growth                            0.95          0.09           0.16         1.20            N/A             1.20
AST JanCap Growth                                   0.90          0.03           0.14         1.07            (0.03)          1.04
AST INVESCO Equity Income                           0.75          0.01           0.16         0.92            (0.01)          0.91
AST T. Rowe Price Global Bond                       0.80          0.00           0.28         1.08            N/A             1.08
(1)  The expense information for this Portfolio reflects the addition of the net assets of the AST American
Century International Growth Portfolio II ("Portfolio II") as result of a merger on September 24, 2001 between the Portfolio and Portfolio II.
(2) As discussed  below under  "Management  of the Trust - Fees and Expenses,  the Trustees  adopted a Distribution
Plan (the  "Distribution  Plan")  under Rule 12b-1 to permit an  affiliate  of the  Trust's  Investment  Manager to receive brokerage  commissions in connection with purchases and sales of securities held by the Portfolios,  and to use these  commissions to promote the sale of shares of the  Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios  are not  expected to increase as a result of the  Distribution  Plan,  the staff of the Securities  and Exchange  Commission  takes the position that  commission  amounts  received under the
Distribution  Plan should be  reflected as  distribution  expenses of the  Portfolios.  The  Distribution  Fees are derived and annualized from data regarding  commission  amounts  directed to the affiliate  under the  Distribution
Plan.  Although there are no maximum amounts  allowable,  actual commission amounts directed under the Distribution
Plan will vary and the amounts  directed during the last full fiscal year of the Plan's  operations may differ from the amounts listed in the above chart.
(3) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2003. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated.  The Examples also assume that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST American Century International Growth           $130              $406              $702             $1,545
AST PBHG Small-Cap Growth                            118               368              638               1,409
AST Neuberger Berman Mid-Cap Value                   124               387              670               1,477
AST Alger All-Cap Growth                             122               381              660               1,455
AST JanCap Growth                                    106               331              574               1,271
AST INVESCO Equity Income                             93               290              504               1,120
AST T. Rowe Price Global Bond                        110               343              595               1,317

INVESTMENT OBJECTIVES AND POLICIES:

..........The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.
While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment objective and investment  focus. As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.
The  investment  objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

..........There  can be no  assurance  that the  investment  objective  of any  Portfolio  will be  achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolios may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

..........If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally, the  Sub-advisor  looks for  companies  whose  earnings and revenues  are not only  growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands  of  companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a  greater-than-average  chance to increase in value.

         The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings, the  allocation  of assets  among  different  countries  and  regions  also is an  important  factor in managing an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign  investments either directly in foreign securities,  or indirectly by purchasing  depositary receipts.  Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as increase.  As a fund  investing  primarily in equity  securities of foreign  issuers,  the Portfolio may be subject to a level of risk and share price  fluctuation  higher  than most funds that invest  primarily  in  domestic  equities.  Foreign companies may be subject to greater economic risks than domestic  companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market structures and events that domestic  securities are not subject to. To the extent the Portfolio  invests in securities  of issuers in  developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds,  notes and debt  securities of companies and  obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The
Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies and the U.S.  dollar.
To protect against adverse  movements in exchange rates,  the Portfolio may, for hedging  purposes only, enter into forward  foreign  currency  exchange  contracts.  The Portfolio  may enter into a forward  contract to "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect  its  holdings  in a  particular  currency  from a decline in that  currency.
Predicting the relative future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may  invest up to 10% of its  assets in  certain  foreign
countries  indirectly  through  investment  funds  and  registered   investment  companies  that  invest  in  those
countries.  If the Portfolio invests in investment  companies,  it will bear its  proportionate  share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily invest all or a substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the
Portfolio is in a defensive  position,  the ability to achieve its  investment  objective of capital  growth may be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its assets in small  capitalization  companies.  The 80%  investment  requirement  applies at the time the Portfolio invests its assets.

         The Portfolio  normally  pursues its objective by investing  primarily in the common stocks of small-sized
companies.   For  purposes  of  the  Portfolio,   small-sized  companies  are  generally  those  that  have  market capitalizations  similar to the market  capitalizations  of the companies in the Russell 2000(R)Index at the time of the  Portfolio's  investment.  The  Sub-advisor  expects  to focus  primarily  on  those  securities  whose  market capitalizations  or annual  revenues  are less than $1 billion at the time of purchase.  The size of the  companies in the Russell 2000(R)Index and those on which the  Sub-advisor  intends to focus the Portfolio's  investments  will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency are important to long-term  investment  success.
This belief is reflected in its investment  process.  For this Portfolio,  the  Sub-Advisor  uses a fundamental and quantitative  investment process that is extremely focused on business momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research and  bottom-up  approach to investing, the Sub-Advisor  also identifies  those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place  recognizes their  fundamental  value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by  creating a universe  for  companies  that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its  universe  using  proprietary  software and research  models that  incorporate  attributes  for successful growth like positive earnings  surprises,  upward earnings estimate revisions and accelerating sales and earnings  growth.  The  Sub-Advisor  will also review its  universe  to identify  companies  which  possess  growth attributes  but whose growth  potential  and  fundamental  value have not been  recognized  by the market and whose stock may be considered  underpriced  using certain  financial  measurements  such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive advantages  like  brand or market  niche,  its  management  team and its  current  and future  business  prospects.
Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor evaluates each company's  business  momentum to  determine  whether the company can sustain its current  growth  trend,  or if the company is currently out of market favor,  whether it has the potential to achieve significant  appreciation as the marketplace recognizes its growth potential and fundamental value.

         The Sub-Advisor's  decision to sell a security depends on many factors.  Generally speaking,  however, the
Sub-Advisor  considers selling a security when anticipated future  appreciation is no longer probable,  alternative investments  offer  superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities in the Portfolios  will fluctuate.  These price movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or industry  changes.  These  risks are  greater for  companies  with smaller  market  capitalizations  because  they tend to have more  limited  product  lines,  markets and  financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants, and convertible securities

In addition,  the Portfolio may invest in the following types of securities and engage in the following  investment techniques:

         Foreign  Securities.  The  Portfolio may invest up to 15% of its total assets in foreign  securities.  The
Portfolio may invest  directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United
States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The Portfolio  may use  derivative  instruments  to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  currency  exchange  rates or interest rates.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does not  always  stay  fully  invested  in stocks  and  other  equity securities.  The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of  deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or  others.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

      The Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its assets in medium  capitalization  companies.  The 80% investment  requirement  applies at the time the
Portfolio invests its assets.

         Generally,  companies  with  equity  market  capitalizations  that fall  within  the range of the  Russell
Midcap(R)Index at the time of investment are  considered  mid-cap  companies for purposes of the Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap  companies  as well  as in  small-cap companies.  The Portfolio seeks to reduce risk by diversifying among many companies and industries.

          Under the  Portfolio's  value-oriented  investment  approach,  the  Sub-advisor  looks  for  well-managed companies  whose stock  prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  The  Sub-advisor  may identify  value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors  that the  Sub-advisor  may use to identify  these  companies  include  strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics in a company,  such as a strong position relative to competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The  Sub-advisor  generally  considers  selling a stock when it reaches a target  price,  when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than  investing in growth  companies,  the stocks  purchased  by the  Portfolio  will remain  undervalued during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  also  invest  in fixed  income  or debt  securities.  The
Portfolio may invest up to 15% of its total assets,  measured at the time of investment,  in debt  securities  that are rated  below  investment  grade or  comparable  unrated  securities.  There is no  minimum  rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its  portfolio,  and may purchase  call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate  Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled  investment vehicles  which  invest  primarily  in real  estate  or real  estate  loans.  Additional  information  about  these investments  and the special  risk factors  that apply to them is included in this  Prospectus  and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests  primarily  in equity  securities,  such as common or preferred  stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies  of all  sizes,  and may  emphasize  either  larger or  smaller  companies  at a given  time based on the
Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly  expanding  marketplace.  They include both  established  and  emerging  firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change  Companies.  These are companies  experiencing  a major change that is expected to produce  advantageous  results.  These  changes may be as varied as new  management,  products or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund  investing  primarily  in  equity  securities,  the value of the  securities  held by the
Portfolio may decline.  These declines can be  substantial.  In addition,  the growth stocks in which the Portfolio primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more  sensitive  to market,  political  and economic developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition  to  investing  in common and  preferred  stocks,  the  Portfolio  may  invest in  securities convertible into or exchangeable for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its  total  assets  in  foreign  securities.  (American  Depositary  Receipts  or  other  U.S.  dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The  Portfolio  may  purchase  put and call  options  and write  (sell) put and  covered  call  options on securities and securities  indices to increase gain or to hedge against the risk of  unfavorable  price  movements.
However,  the Sub-advisor  does not currently  intend to rely on these option  strategies  extensively,  if at all.
The  Portfolio may purchase and sell stock index  futures  contracts and options on stock index futures  contracts.
The Portfolio may sell securities "short against the box."

         An additional  discussion  of these types of  investments  and their risks is included in this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  invest up to 100% of its assets in cash,  commercial  paper, high-grade  bonds or cash  equivalents for temporary  defensive  reasons if the  Sub-advisor  believes that adverse market or other  conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable risk of loss. However,  while the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth  of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any  income  realized  on the  Portfolio's  investments,  therefore,  will  be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity  securities include common stocks,  preferred securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes are  experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.
The  Sub-advisor  generally  takes a "bottom up"  approach  to choosing  investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a  substantial  portion (or all) of its assets in equity  securities,  the
Portfolio is subject to the risks  associated with  investments in equity  securities,  and the  Portfolio's  share price  therefore may  fluctuate  substantially.  This is true despite the  Portfolio's  focus on the  securities of larger  more-established  companies.  The Portfolio's  share price will be affected by changes in the stock markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio  (for example,  poor  earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in government  regulations  affecting an  industry).  Because of the types of securities it invests in, the
Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized  and  appreciate  in  value  due  to a  specific  development,  such  as a  technological  breakthrough, management  change or new product at that company.  Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such securities.  The  Portfolio is subject to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign
equity  and  debt  securities  and  depositary   receipts.   Foreign   securities  are  selected   primarily  on  a
stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign  securities  denominated in foreign  currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Sub-advisor may increase the Portfolio's  cash position  without  limitation when the  Sub-advisor  is of the  opinion  that  appropriate  investment  opportunities  for  capital  growth  with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65%
of its assets in  dividend-paying  common and preferred stocks of domestic and foreign issuers.  Effective July 31,
2002, the Portfolio will have a non-fundamental  policy to invest, under normal circumstances,  at least 80% of the value of its  assets in  equity  securities.  The 80%  investment  requirement  applies  at the time the  Portfolio
invests  its  assets.  Equity  securities  include  common  stocks,   preferred  stocks,  warrants  and  securities
convertible into or exchangeable for common and preferred stocks.

      Up to  30%  of the  Portfolio's  assets  may be  invested  in  equity  securities  that  do not  pay  regular dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or  convertible  bonds.  The  Portfolio may invest up to 25% of its total assets in foreign  securities,  including securities of issuers in countries  considered to be developing.  These foreign  investments  may serve to increase the overall risks of the Portfolio.

         The  Portfolio's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines  in the  Portfolio's  share  price.  Such  declines  could be  substantial.  To  minimize  the  risk  this presents,  the Sub-advisor will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the Portfolio's  assets in any one industry.  In light of the  Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments  in debt  securities  will  generally  be subject to both credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both,  as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally will be affected by changes in the level of interest  rates. An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will  tend  to  increase  their  values.  Although  the  Sub-advisor  will  limit  the  Portfolio's  debt  security investments  to  securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated  below  the top four  grades by  Standard  & Poor's  Corporation  or  Moody's  Investors
Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in  investing in debt  securities,  the  Portfolio  will invest no more than
15% of its assets in junk bonds,  and in no event will the  Portfolio  ever invest in a debt  security  rated below
Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt securities in the
Portfolio for the issuers'  ability to make required  principal  and interest  payments and other quality  factors, the  Sub-advisor  may retain in the  Portfolio  a debt  security  whose  rating is changed to one below the minimum rating  required for purchase of such a security.  For a discussion  of the special risks  involved in  lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio  may assume a defensive  position with up to 100% of its  assets  temporarily  invested  in high  quality  corporate  bonds or  notes  or  government securities,  or held in cash.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         The Portfolio will have a non-fundamental  policy to invest, under normal  circumstances,  at least 80% of the value of its  assets  in fixed  income  securities.  The 80%  investment  requirement  applies  at the time the
Portfolio invests its assets.

      Fixed income  securities  include  securities  issued or guaranteed by the U.S.  government,  its agencies or government-sponsored  enterprises;  corporate debt securities of U.S. and non-U.S.  issuers,  including convertible securities and corporate  commercial paper;  mortgage and other asset-backed  securities;  inflation-indexed  bonds issued  by  both  governments  and  corporations;  structured  notes,  included  hybrid  or  "indexed"  securities, event-linked  bonds  and loan  participations;  delayed  portfolio  loans and  revolving  credit  securities;  bank certificates  of  deposit,  fixed time  deposits  and  bankers'  acceptances;  repurchase  agreements  and  reverse
repurchase   agreements;   debt  securities   issued  by  state  or  local   governments  and  their  agencies  and
government-sponsored  enterprises;   obligations  of  foreign  governments  or  their  subdivisions,  agencies  and government-sponsored enterprises; and obligations of international agencies or supranational entities.

      To achieve its  objectives,  the  Portfolio  intends to invest  primarily in all types of high quality  bonds including  those  issued or  guaranteed  by the U.S.  or  foreign  governments  or their  agencies  and by  foreign authorities,  provinces  and  municipalities  as  well  as  investment  grade  corporate  bonds  and  mortgage  and asset-backed  securities  of U.S.  and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing its maturity  structure and currency  exposure.  The Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized  through  hedging.
These bonds must,  at the time of  purchase,  have  received  an  investment-grade  rating from at least one rating agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below  investment-grade  by other agencies.  Such bonds are called "split-rated").

         Although the Portfolio expects to maintain an  intermediate-to-long  weighted average maturity,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management  of currency  exposures.  The  Sub-advisor  may use foreign  forward  currency  contracts  and  currency options to hedge the risk to the  Portfolio  when  foreign  currency  exchange  rate  movements  are expected to be unfavorable to U.S.  investors.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the Portfolio to currency  contracts and currency  options.  If the  Sub-advisor's  forecast of currency  movements proves wrong, this hedging activity may cause a loss.

         The  Portfolio  may also  invest  up to 20% of its  assets  in the  aggregate  in below  investment-grade, high-risk bonds ("junk bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S. dollars.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed
(including  derivatives,  such as  collateralized  mortgage  obligations  and  stripped  mortgage  securities)  and asset-backed securities.

         Like any fixed income fund,  the value of the  Portfolio  will  fluctuate in response to changes in market interest rates and the credit  quality of particular  companies.  International  fixed income  investing,  however, involves  additional  risks that can increase the  potential for losses.  These  additional  risks include  varying stages of economic and political  development of foreign countries,  differing  regulatory and accounting standards in non-U.S.  markets,  and higher transaction costs.  Because a substantial portion of the Portfolio's  investments are  denominated  in foreign  currencies,  exchange  rates are also  likely to have a  significant  impact on total
Portfolio  performance.  For example,  a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S.  dollar value of a Japanese bond held in the Portfolio,  even though the price of that bond in yen remains unchanged.  Therefore,  because  of  these  currency  risks  and the  risks  of  investing  in  foreign  securities generally,  the Portfolio will involve a greater degree of risk and share price  fluctuation  than a fund investing primarily in domestic  fixed  income  securities,  but  ordinarily  will  involve  less risk than a fund  investing exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to  cause  greater  fluctuations  in  value  when  interest  rates  change.  The  Portfolio's  investments  in mortgage-backed and asset-backed  securities could further result in increased volatility,  as these securities are sensitive to interest  rate  changes.  Further,  these  securities  carry  special  risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt Securities.  The Portfolio's  investments in debt securities may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities  or political  subdivisions, securities  issued or guaranteed by supranational  organizations  (e.g.,  European  Investment Bank,  InterAmerican
Development Bank or the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities, and commercial paper.

         The  Portfolio  may  invest in zero  coupon  securities,  which are  securities  that are  purchased  at a discount from their face value,  but that do not make cash interest  payments.  Zero coupon  securities are subject to greater  fluctuation  in market value as a result of changing  interest  rates than debt  obligations  that make current cash interest payments.

         The  Portfolio  may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden  of  certain  emerging  countries.  Even  if  the  bonds  are  collateralized,  they  are  often  considered speculative  investments  because of the country's credit history or other factors.  The Portfolio may purchase the securities of certain  foreign  investment  funds or trusts  called  passive  foreign  investment  companies.  Such trusts  have  been the  only or  primary  way to  invest  in  certain  countries.  In  addition  to  bearing  their proportionate  share of the Trust's  expenses,  shareholders  will also  indirectly  bear similar  expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The  Portfolio  intends to select its  investments  from a number of country and market  sectors,  and intends to have  investments  in  securities  of issuers  from a minimum of three different  countries  (including  the United  States).  However,  the  Portfolio is  considered a  "nondiversified"
investment  company for purposes of the  Investment  Company Act of 1940.  As such,  the  Portfolio may invest more than 5% of its assets in the fixed-income  securities of individual foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any  individual  corporate  issuer,  except  with  respect to certain short-term  investments.  As a  nondiversified  fund, a price  decline in any one of the  Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may buy and  sell  futures  contracts  (and  related  options)  for a  number  of  reasons including:  to manage exposure to changes in interest rates,  securities  prices and currency exchange rates; as an efficient  means of  adjusting  overall  exposure  to certain  markets;  to earn  income;  to protect  the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The Portfolio may purchase or write call and put options on  securities,  financial  indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities  in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without  limit  in  short-term  obligations  denominated  in U.S.  and  foreign  currencies  such as  certain  bank obligations,  commercial paper,  short-term government and corporate  obligations,  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves  also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of high current income and capital growth may be limited.

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its portfolio  securities,  regardless of the length of time that they have been held,  if the  Sub-advisor  and/or the  Investment  Manager  determines  that it would be in the  Portfolio's  best interest to do so. It may be  appropriate to buy or sell portfolio  securities  due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  Such transactions will increase a
Portfolio's  "portfolio  turnover."  A 100%  portfolio  turnover  rate would  occur if all of the  securities  in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following
Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST American Century International Growth Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST JanCap Growth Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

..........The net asset value per share  ("NAV") of each  Portfolio is determined as of the time of the close of the
New York Stock Exchange (the "NYSE")  (which is normally 4:00 p.m.  Eastern Time) on each day that the NYSE is open for  business.  NAV is determined by dividing the value of a Portfolio's  total assets,  less any  liabilities,  by the number of total shares of that Portfolio  outstanding.  In general,  the assets of each Portfolio are valued on the basis of market  quotations.  However,  in  certain  circumstances  where  market  quotations  are not  readily available or are believed to be  inaccurate,  assets are valued by methods that are believed to accurately  reflect their fair  value.  Because  NAV is  calculated  and  purchases  may be made only on  business  days,  and  because securities traded on foreign  exchanges may trade on other days, the value of a Portfolio's  investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

..........Purchases of shares of the Portfolios  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

..........As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment  Manager to a total of 77 investment  company  portfolios  (including the Portfolios of the Trust).  ASISI is an  indirect  wholly-owned  subsidiary  of Skandia  Insurance  Company  Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many countries.  The predecessor to Skandia commenced operations in 1855.

..........The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such  activities to the  Trustees.  The  Investment  Manager must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

         Janus Capital  Management LLC ("Janus"),  100 Fillmore  Street,  Denver,  Colorado  80206-4923,  serves as
Sub-advisor  for the AST JanCap Growth  Portfolio.  Janus serves as investment  advisor to the Janus Funds, as well as advisor or  sub-advisor  to several other mutual funds and  individual,  corporate,  charitable  and  retirement accounts.  As of December 31, 2001, Janus managed assets worth approximately $182.5 billion.

         The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.
Schoelzel.  Mr. Schoelzel,  a Senior Portfolio  Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January, 1994 as Vice President of Investments.

         American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main
Street,  Kansas City,  Missouri 64111,  serves as Sub-advisor  for the AST American  Century  International  Growth
Portfolio.  American  Century  has  been  providing  investment  advisory  services  to  investment  companies  and institutional  clients since 1958. As of December 31, 2001,  American  Century and its  affiliates  managed  assets totaling approximately $88.9 billion.

         American Century utilizes a team of portfolio  managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

         The  portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American
Century  International  Growth  Portfolio are Henrik  Strabo and Mark S.  Kopinski.  Henrik Strabo joined  American
Century in 1993 as an investment  analyst,  has been a portfolio  manager  member of the  international  team since
1994 and has  managed  the AST  American  Century  International  Growth  Portfolio  since its  inception.  Mark S.
Kopinski,  Vice President and Portfolio Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

         Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982, Pilgrim Baxter serves as investment advisor to the PBHG Funds, as well as advisor or sub-advisor to pension and profit-sharing plans, charitable institutions, corporations, trusts and other investment companies.  As of December 31, 2001, Pilgrim Baxter managed assets worth in excess of $12.6 billion.

         The portfolio  managers  responsible for management of the AST PBHG Small-Cap  Growth  Portfolio are James
M. Smith,  CFA and Jerome J.  Heppelmann,  CFA.  They have managed the  Portfolio  since Mr.  Smith joined  Pilgrim
Baxter  in 1993 as a  portfolio  manager  and has over 21 years of  equity  portfolio  management  experience.  Mr.
Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

         Fred  Alger  Management,  Inc.  ("Alger"),  30  Montgomery  Street,  Jersey  City,  NJ  07302,  serves  as
Sub-advisor  for the AST Alger All-Cap Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of December 31, 2001 managed mutual fund and other assets totaling approximately $13.6 billion.

         Fred  M.  Alger,  III is  the  key  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed all of
Alger's  portfolios  prior to 1995. David Hyun is the individual  responsible for the day-to-day  management of the
Portfolio  and has  served in that  capacity  since  September  2001.  Mr.  Hyun has been  employed  by Alger as an
Executive  Vice President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000,  and a portfolio  manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the impact on Alger as a result of the World  Trade  Center  destruction  on  September  11,  2001,
Massachusetts  Financial  Services Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the AST
Alger All-Cap  Growth  Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,
Alger resumed the role as the sole Sub-advisor for the Portfolio.

         Neuberger  Berman  Management  Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as
Sub-advisor for the AST Neuberger  Berman Mid-Cap Value  Portfolio.  NB Management and its  predecessor  firms have specialized in the  management of mutual funds since 1950.  Neuberger  Berman,  LLC, an affiliate of NB Management, acts as a principal  broker in the  purchase  and sale of  portfolio  securities  for the  Portfolios  for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance in the  management of the  Portfolios without added cost to the  Portfolios or ASISI.  NB  Management  and its  affiliates  manage  securities  accounts, including mutual funds, that had approximately $59 billion of assets as of December 31, 2001.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
Value Portfolio is Robert I. Gendelman.  Mr.  Gendelman has been managing the Portfolio since NB Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman  has been with NB  Management  since 1994,  where he is currently a Vice President and a Managing Director.

         INVESCO Funds Group,  Inc.  ("INVESCO"),  4350 South Monaco  Street,  Denver,  Colorado  80237,  serves as
Sub-advisor  for the AST INVESCO  Equity  Income  Portfolio.  INVESCO was  established  in 1932.  AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management  businesses in the world and managed approximately $397.9 billion of assets as of December 31, 2001.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST INVESCO  Equity  Income
Portfolio are Charles P. Mayer,  Portfolio Co-Manager,  and Robert (Bob) Hickey,  Portfolio  Co-Manager.  Mr. Mayer
has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and a senior  vice  president  of INVESCO.  Mr.  Hickey,  who  recently  joined  INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments  and had been affiliated with Van
Kampen since 1988.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street, Baltimore,  Maryland
21202,  serves as  Sub-advisor  for the AST T. Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a
wholly-owned  subsidiary  of T. Rowe Price and the  successor of Rowe  Price-Fleming  International,  Inc., a joint venture in which T. Rowe Price was a  participant  that was founded in 1979.  T. Rowe  International  is one of the world's largest  international  mutual fund asset managers with approximately  $24.4 billion under management as of
December 31, 2001 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The  Portfolio  has an  investment  advisory  group that has  day-to-day  responsibility  for managing the
Portfolio  and  developing  and  executing the  Portfolio's  investment  program.  The advisory  group  consists of
Christopher  Rothery,  William T. Reynolds,  Daniel O. Shackelford,  Ian Kelson,  Greg Fisher and Michael Conelius.
Mr.  Rothery  joined  T.  Rowe  International  in 1994  and has 13  years  of  experience  managing  multi-currency fixed-income  portfolios.  Mr. T.  Reynolds,  CFA,  CIC, is Director of T. Rowe Price's  Fixed Income  Division and
joined  the firm in  1981.  Mr.  O.  Shackelford,  CFA  joined  T.  Rowe  Price  in 1999;  prior to that he was the
Principal  and  Head  of  Fixed  Income  for  Investment  Counselors  of  Maryland.   Mr.  Kelson  joined  T.  Rowe
International   in  November   2000.   From  1985  to  2000,  Mr.  Kelson  was  head  of  Fixed  Income  at  Morgan
Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global fixed income assets.  Mr. Fisher joined T. Rowe  International  in November 2000.  From 1989 to 2000 Mr. Fisher was Chief
Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional  cost to any  Portfolio.  The Investment  Management  fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and restrictions of each Portfolio.  Each Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2001 by each  Portfolio  that was in  operation  for that entire  fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST American Century International Growth Portfolio:                                         1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.90%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST JanCap Growth Portfolio:                                                                 0.87%
AST INVESCO Equity Income Portfolio:                                                         0.74%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other  Expenses.  In  addition  to  Investment  Management  fees,  each  Portfolio  pays  other  expenses, including  costs incurred in connection  with the  maintenance of its  securities law  registrations,  printing and mailing  prospectuses  and  statements of additional  information  to  shareholders,  certain  office and financial accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent  costs,  expenses of outside  counsel and  independent  accountants,  preparation  of  shareholder reports  and  expenses  of  trustee  and  shareholder  meetings.  The  Trust may also pay  Participating  Insurance
Companies for printing and delivery of certain documents  (including  prospectuses,  semi-annual and annual reports and any proxy  materials)  to holders of variable  annuity  contracts and variable life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the Distribution
Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers")  who  have  agreed  to pay part of the  brokerage  commissions  received  on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage  commissions  paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

..........Each  Portfolio  intends  to  distribute  substantially  all its net  investment  income.  Dividends  from investment  income are expected to be declared  and  distributed  annually,  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized long- and short-term  capital gains of each  Portfolio  will be declared and  distributed  at least  annually  either  during or after the close of the
Portfolio's  fiscal  year.  Distributions  will be made  to the  various  separate  accounts  of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

..........Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS:
The financial  highlights  table is intended to help you understand the Portfolios'  financial  performance for the past five years (or,  for  Portfolios  that have not been in  operation  for five years,  since their  inceptions).
Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table represent  the rate that an investor  would have earned or lost in a Portfolio.  The  information  has been audited by Deloitte & Touche LLP, the Trust's  independent  auditors.  The report of the independent  auditors,  along with the  Portfolios'  financial  statements,  are included in the annual reports of the separate  accounts  funding the variable annuity  contracts and variable life insurance  policies,  which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET       NET
NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET
VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED
TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS
---------          -----        ---------      ------     -----------   ----------   ------      -----
DISTRIBUTIONS      OF PERIOD
-------------      ---------

AST JanCap Growth      12/31/01   $  35.08  $    0.13     $ (11.24)   $  (11.11)   $   --     $   --        $   --         $  23.97
                       12/31/00      55.21      (0.06)      (15.55)      (15.61)       (0.07)     (4.45)        (4.52)        35.08
                       12/31/99      37.00       0.05        19.65        19.70        --         (1.49)        (1.49)        55.21
                       12/31/98      23.15       0.04        15.10        15.14        (0.08)     (1.21)        (1.29)        37.00
                       12/31/97      18.79       0.06         5.16         5.22        (0.05)     (0.81)        (0.86)        23.15

AST Neuberger Berman   12/31/01   $  16.85  $    0.08    $   (0.60)    $  (0.52)   $   (0.02) $   (0.90)    $   (0.92)     $  15.41
Mid-Cap Value++        12/31/00      13.32       0.02         3.60         3.62        (0.04)     (0.05)        (0.09)        16.85
                       12/31/99      13.16       0.10         0.60         0.70        (0.24)     (0.30)        (0.54)        13.32
                       12/31/98      15.15       0.21        (0.52)       (0.31)       (0.36)     (1.32)        (1.68)        13.16
                       12/31/97      12.83       0.32         2.87         3.19        (0.36)     (0.51)        (0.87)        15.15

AST INVESCO Equity     12/31/01  $  17.59   $    0.34    $   (1.82)   $   (1.48)   $   (0.36) $   (0.16)    $   (0.52)     $  15.59
Income                 12/31/00     18.65        0.38         0.32         0.70        (0.36)     (1.40)        (1.76)        17.59
                       12/31/99     17.50        0.36         1.61         1.97        (0.32)     (0.50)        (0.82)        18.65
                       12/31/98     16.51        0.31         1.81         2.12        (0.32)     (0.81)        (1.13)        17.50
                       12/31/97     13.99        0.31         2.84         3.15        (0.26)     (0.37)        (0.63)        16.51

AST PBHG Small-Cap     12/31/01  $  20.30   $   (0.07)   $   (1.27)   $   (1.34)   $   --     $   (3.09)    $   (3.09)     $  15.87
Growth**               12/31/00     42.61       (0.22)      (18.08)      (18.30)       --         (4.01)        (4.01)        20.30
                       12/31/99     17.61       (0.03)       25.03        25.00        --         --            --            42.61
                       12/31/98     17.81       (0.08)        0.73         0.65        --         (0.85)        (0.85)        17.61
                       12/31/97     16.80       (0.05)        1.06         1.01        --         --            --            17.81

AST T. Rowe Price      12/31/01 $    9.40   $    0.56    $   (0.31)   $    0.25    $   --     $   --        $   --        $    9.65
Global Bond***         12/31/00      9.60        0.48        (0.53)       (0.05)       (0.15)     --            (0.15)         9.40
                       12/31/99     11.46        0.33        (1.25)       (0.92)       (0.71)     (0.23)        (0.94)         9.60
                       12/31/98     10.11        0.52         0.94         1.46        (0.03)     (0.08)        (0.11)        11.46
                       12/31/97     10.90        0.20        (0.57)       (0.37)       (0.16)     (0.26)        (0.42)        10.11

AST American Century   12/31/01   $  18.16  $    0.13    $   (4.83)   $   (4.70)   $   (0.08) $   (1.21)    $   (1.29)     $  12.17
International Growth*+ 12/31/00      22.40       0.03        (3.45)       (3.42)       --         (0.82)        (0.82)        18.16
                       12/31/99      13.66      (0.04)        8.88         8.84        --         (0.10)        (0.10)        22.40
                       12/31/98      11.52       0.03         2.12         2.15        (0.01)     --            (0.01)        13.66
                       12/31/97(1)   10.00      (0.03)        1.55         1.52        --         --            --            11.52

AST Alger All-Cap      12/31/01 $    6.84   $   (0.02)   $   (1.12)   $   (1.14)   $   --     $   --        $   --        $    5.70
Growth                 12/31/00(2)  10.00$       --          (3.16)        3.16)       --         --            --             6.84

-------------------------------------------------------------------------------------------------------------------
(1) Commenced operations on January 2, 1997.
(2) Commenced operations on January 3, 2000.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
++Prior to May 1, 1998, Federated  Investment  Counseling served as Sub-advisor to the AST Neuberger Berman Mid-Cap
Value Portfolio (formerly,  the Federated Utility Income Portfolio).  Neuberger Berman Management,  Inc. has served as Sub-advisor to the Portfolio since May 1, 1998.
** From January 1, 1999 to September 14, 2001,  Janus Capital  Management LLC served as Sub-advisor to the AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio).  Prior to  January 1, 1999,
Founders  Asset  Management LLC served as  Sub-advisor  to the  Portfolio.  Pilgrim  Baxter & Associates,  Ltd. has
served as Sub-advisor to the Portfolio since September 17, 2001.
***  Prior to May 1,  2000,  the AST T. Rowe  Price  Global  Bond  Portfolio  was  known as the AST T.  Rowe  Price
International Bond Portfolio.
*+ Acquired the AST American Century International Growth Portfolio II on September 24, 2001.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                           TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY
RATIO OF NET
                NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER
INVESTMENT INCOME
TOTAL           END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE
(LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT
------            ----------               ----                  -------------         -------------
NET ASSETS
----------

 (31.67%)       $2,452,732                   46%                       1.04%                 1.07%                    0.45%
 (30.97%)        4,262,410                   34%                       1.00%                 1.04%                   (0.13%)
  55.01%         5,923,778                   35%                       1.00%                 1.04%                    0.12%
  68.26%         3,255,658                   42%                       1.02%                 1.04%                    0.16%
  28.66%         1,511,602                   94%                       1.07%                 1.08%                    0.24%

 (3.03%)        $1,003,034                  221%                       1.22%                 1.22%                    0.55%
  27.49%           978,649                  220%                       1.24%                 1.24%                    0.19%
   5.67%           664,383                  176%                       1.13%                 1.13%                    0.39%
  (2.33%)          271,968                  208%                       1.05%                 1.05%                    1.83%
  26.42%           201,143                   91%                       0.90%                 0.90%                    3.34%

 (8.59%)        $1,029,069                   26%                       0.91%                 0.92%                    2.17%
                     4.74%             1,173,070                      55%                    0.94%                    0.95%
2.25%
   11.74%        1,048,064                   76%                       0.93%                 0.93%                    2.10%
   13.34%          831,482                   67%                       0.93%                 0.93%                    2.17%
   23.33%          602,105                   73%                       0.95%                 0.95%                    2.54%

 (6.47%)       $   494,900                  136%                       1.16%                 1.16%                   (0.51%)
 (48.16%)          592,038                   85%                       1.07%                 1.07%                   (0.54%)
  141.96%        1,443,211                  116%                       1.08%                 1.08%                   (0.46%)
  3.49%            285,847                  100%                       1.12%                 1.12%                   (0.53%)
  6.01%            278,258                   77%                       1.13%                 1.13%                   (0.32%)

  2.66%        $   108,014                  187%                       0.87%                 1.08%                    4.83%
   (0.45%)         122,200                  171%                       1.12%                 1.12%                    4.35%
   (8.33%)         138,144                  106%                       1.11%                 1.11%                    3.51%
   14.72%          147,973                  136%                       1.11%                 1.11%                    4.78%
   (3.42%)         130,408                  173%                       1.11%                 1.11%                    4.73%

  (27.27%)     $   518,126                  176%                       1.28%                 1.28%                    0.56%
  (16.10%)         332,504                  126%                       1.27%                 1.27%                   (0.04%)
   65.20%          154,226                  112%                       1.50%                 1.50%                   (0.32%)
   18.68%           77,733                  220%                       1.65%                 1.65%                    0.10%
   15.10%           33,125                  171%                       1.75%                 1.75%                   (0.58%)

 (16.67%)      $   743,059                  150%                       1.20%                 1.20%                   (0.37%)
-------------------------------------------------------------------------------------------------------------------
 (31.60%)          205,079                  123%                       1.24%                 1.24%                   (0.05%)

-------------------------------------------------------------------------------------------------------------------

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         The following is a description  of certain  securities  and  investment  methods that the  Portfolios  may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain  risk  factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

         To the extent permitted by the investment  objectives and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may  purchase  and write  (sell) call and put options on  securities,  securities  indices and foreign  currencies, enter into futures contracts and use options on futures  contracts,  and enter into swap agreements with respect to foreign currencies,  interest rates, and securities indices. In general,  derivative  instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

         There  are  many  types  of  derivatives  and  many  different  ways to use  them.  Some  derivatives  and derivative  strategies  involve  very little risk,  while  others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A Portfolio may use  derivatives  to hedge  against  changes in interest rates,  foreign currency exchange rates or securities  prices, to generate income, as a low cost method of gaining exposure to a particular  securities  market without investing  directly in those securities,  or for other reasons.

         The use of these strategies  involves  certain special risks,  including the risk that the price movements of derivative  instruments  will not correspond  exactly with those of the investments from which they are derived.
In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the  opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a  Portfolio  being  unable to purchase or sell securities  when it would  otherwise  be  favorable  to do so, or in a Portfolio  needing to sell  securities  at a disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain derivative  instruments and some of their risks are described in more detail below.

         Options.  Most of the  Portfolios  may  purchase  or  write  (sell)  call or put  options  on  securities, financial  indices or  currencies.  The  purchaser  of an option on a security  or  currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put  option)  the  security  or  currency  at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option  has the  obligation  to buy or  sell  the  underlying  security  at the  exercise  price.  An  option  on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

         A  Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise sufficiently  above the exercise price to cover the premium and other transaction costs.  Similarly,  in order for a put option to be profitable,  the market price of the  underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

         Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security  subject  to the  option or has the right to  acquire  it  without  additional  cost).  By  writing a call option,  a Portfolio  assumes  the risk that it may be  required  to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that  writes a covered  call option gives up the  opportunity  for gain above the exercise  price should the market  price of the  underlying  security increase,  but retains the risk of loss  should the price of the  underlying  security  decline.  A Portfolio  will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the  options  are  exercised,  which  will  help  offset  a  decline  in the  market  value  of the  underlying securities.  A Portfolio  that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A  Portfolio  may sell an option that it has  previously  purchased  prior to the  purchase or sale of the underlying  security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and  other  transaction  costs  paid on the  option.  A  Portfolio  may terminate  an option it has  written by entering  into a closing  purchase  transaction  in which it  purchases  an option of the same series as the option written.
         Futures  Contracts and Related  Options.  Each  Portfolio  (except the AST Neuberger  Berman Mid-Cap Value
Portfolio)  may enter into  financial  futures  contracts  and related  options.  The seller of a futures  contract agrees to sell the  securities  or currency  called for in the contract and the buyer agrees to buy the  securities or  currency  at a  specified  price at a  specified  future  time.  Financial  futures  contracts  may  relate  to securities indices,  interest rates or foreign  currencies.  Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities  underlying the contract.  For instance,  in a stock index  futures  contract,  the two parties agree to take or make delivery of an amount of cash equal to a specified dollar  amount  times the  difference  between  the stock  index  value  when the  contract  expires  and the price specified  in the  contract.  A Portfolio  may use futures  contracts  to hedge  against  movements  in  securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract gives the purchaser the right,  in return for the premium paid, to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell  futures or options on futures  contracts or stock  indices for  purposes  other than  bona  fide  hedging  transactions  (as  defined  by the CFTC) if as a result  the sum of the  initial  margin deposits and premiums  required to establish  positions in futures  contracts and related  options that do not fall within  the  definition  of bona  fide  hedging  transactions  would  exceed  5% of the fair  market  value of each
Portfolio's net assets; and

         (ii)     enter into any futures  contracts if the aggregate amount of that Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a  Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict future movements in securities prices,  interest rates,  currency exchange rates, and other economic factors.  If a
Sub-advisor seeks to protect a Portfolio  against  potential  adverse  movements in the relevant  financial markets using these instruments,  and such markets do not move in the predicted  direction,  the Portfolio could be left in a less favorable  position than if such strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among  the  other  risks  inherent  in the use of  options  and  futures  are (a)  the  risk of  imperfect correlation  between the price of options and futures and the prices of the  securities or currencies to which they relate,  (b) the fact  that  skills  needed to use these  strategies  are  different  from  those  needed to select portfolio  securities  and (c) the  possible  need to defer  closing out  certain  positions  to avoid  adverse tax consequences.  With  respect  to  options  on  stock  indices  and  stock  index  futures,  the  risk of  imperfect correlation  increases the more the holdings of the Portfolio  differ from the  composition of the relevant  index.
These  instruments may not have a liquid secondary  market.  Option positions  established in the  over-the-counter market may be  particularly  illiquid and may also involve the risk that the other party to the  transaction  fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  none of the  Portfolios  invest  primarily in  securities  of issuers in developing  countries,  many of the  Funds  may  invest  in these  securities  to some  degree.  Many of the  risks described  above with  respect to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the securities markets in those  countries  may be less liquid or subject to inadequate  government  regulation  and  supervision.
Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably, by exchange rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions  of the relative  merits of  investment in different  countries,  actual or perceived  changes in interest rates or other complex factors.  Currency  exchange rates also can be  affected  unpredictably  by the  intervention  or the  failure to  intervene  by U.S. or foreign governments  or central  banks,  or by  currency  controls or  political  developments  in the U.S.  or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio may enter into forward foreign currency  exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified currency  at a  specified  future date at a price set at the time of the  contract.  A  Portfolio  may enter into a forward  contract when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a
Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign  currency  (or a currency  that acts as a proxy for such  currency).  This  practice  may be referred to as
"portfolio  hedging."  In any event,  the precise  matching of the  forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the  Fund's  securities  or other assets  denominated  in or  exposed to that  currency,  or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in or exposed to the related  currency.  The effect of  entering  into a forward contract on a  Portfolio's  share  price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a  Portfolio's  losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes of  receiving dividend  payments and on the company's  assets in the event of  liquidation.  (Some of the  Sub-advisors  consider preferred  stocks to be  equity  securities  for  purposes  of the  various  Portfolios'  investment  policies  and restrictions,  while others  consider  them fixed income  securities.)  After other  claims are  satisfied,  common stockholders  participate  in  company  profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or reinvested  in the company to help it grow.  Increases  and  decreases  in  earnings  are  usually  reflected  in a company's stock price, so common stocks  generally have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by
Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the  greater  the credit risk the rating  service  perceives  to exist with  respect to the  security.
Increasing  the amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the  prices of fixed  income  securities  generally  will be  affected  by changes in the level of interest  rates in the markets  generally.  An  increase  in interest  rates will tend to reduce the prices of such securities,  while a decline in  interest  rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those  that are rated  lower  than the four  highest  categories  by a  nationally  recognized  statistical  rating organization  (for  example,  lower  than Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are generally  considered to be high risk investments  as they are subject to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for lower-rated  bonds may be  thinner  and less  active  than the  market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption  or call  provisions  that are  common in  lower-rated  bonds may result in their  replacement  by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are frequently  referred to as  "investment  grade."
However,  bonds rated in the fourth  category  (Baa or BBB) are  considered  medium grade and may have  speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of
prepayment.   Prepayments  on  some  mortgage-backed  securities  may  necessitate  that  a  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may  invest in  convertible  securities.  Convertible  securities  are bonds, notes,  debentures and preferred  stocks that may be converted  into or exchanged for shares of common stock.  Many convertible  securities are rated below  investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's  balance  sheet.  Convertible  securities  generally  participate  in the appreciation  or  depreciation  of the underlying  stock into which they are  convertible,  but to a lesser degree.
Frequently,  convertible  securities  are  callable by the  issuer,  meaning  that the issuer may force  conversion before the holder would otherwise choose.

         Warrants  are  options  to buy a stated  number of shares of common  stock at a  specified  price any time during  the life of the  warrants.  The value of  warrants  may  fluctuate  more  than the value of the  securities underlying  the  warrants.  A warrant will expire  without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios  (other than the AST Neuberger  Berman Mid-Cap Value Portfolio and the Alger All-Cap Growth
Portfolio,)  may  purchase  securities  on a  when-issued,  delayed-delivery  or forward  commitment  basis.  These transactions  generally  involve the  purchase of a security  with  payment  and  delivery  due at some time in the future.  A  Portfolio  does not earn  interest on such  securities  until  settlement  and bears the risk of market value  fluctuations  in between the purchase and  settlement  dates.  If the seller fails to complete the sale, the
Portfolio may lose the  opportunity  to obtain a favorable  price and yield.  While the  Portfolios  will generally engage in such  when-issued,  delayed-delivery  and  forward  commitment  transactions  with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis.
If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  each  Portfolio may invest up to 15% of its net assets in  illiquid  securities.  Illiquid  securities  are those  that,  because  of the  absence of a readily available  market or due to legal or contractual  restrictions  on resale,  cannot be sold within seven days in the ordinary  course of  business  at  approximately  the amount at which the  Portfolio  has  valued  the  investment.
Therefore,  a Portfolio may find it difficult to sell illiquid  securities at the time considered most advantageous by its  Sub-advisor  and may incur  expenses that would not be incurred in the sale of securities  that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters into a  repurchase  agreement  may lose money in the event that the other party defaults  on its  obligation  and the  Portfolio  is delayed or  prevented  from  disposing  of the  collateral.  A
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST PBHG Small-Cap  Growth  Portfolio,  the AST Neuberger  Berman
Mid-Cap Value Portfolio and the AST JanCap Growth  Portfolio) may enter into reverse  repurchase  agreements.  In a reverse  repurchase  agreement,  a Portfolio sells a portfolio  instrument and agrees to repurchase it at an agreed upon date and price,  which  reflects an effective  interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing  money,  may increase  fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio  must set aside on its books cash or other liquid  assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason,  have  borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business  days. The AST Neuberger  Berman Mid-Cap Value  Portfolio will not purchase  securities  when  outstanding  borrowings  are greater  than 5% of the  Portfolio's  total  assets.  If a
Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others  (collectively,  a "Borrower") for the purpose of realizing additional income.
Voting  rights  on  loaned  securities  typically  pass to the  borrower,  although  a  Portfolio  has the right to terminate a securities  loan,  usually within three  business days, in order to vote on significant  matters or for other  reasons.  All  securities  loans will be  collateralized  by cash or securities  issued or guaranteed by the
U.S.  Government  or its  agencies at least equal in value to the market value of the loaned  securities.  Any cash collateral  received  by a  Portfolio  in  connection  with such loans  normally  will be  invested  in  short-term instruments,  which may not be  immediately  liquid under  certain  circumstances.  Any losses  resulting  from the investment of cash  collateral  would be borne by the lending  Portfolio.  The  Portfolio  could also suffer a loss where the value of the  collateral  falls  below the market  value of the  borrowed  securities,  in the event of a
Borrower's  default.  These events could  trigger  adverse tax  consequences  to a  Portfolio.  Lending  securities involves  certain other risks,  including the risk that the Portfolio will be delayed or prevented from  recovering the collateral if the borrower  fails to timely return a loaned  security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market mutual funds so that the  Sub-advisors for the various  Portfolios  can "sweep"  excess cash balances of the  Portfolios  to those funds for temporary  investment purposes.  In addition,  certain  Sub-advisors  may invest  Portfolio assets in money market funds that they advise or in other investment  companies.  Mutual funds pay their own operating expenses,  including investment management fees, and the Portfolios,  as shareholders in these mutual funds, will indirectly pay their  proportionate share of such funds' expenses.  Furthermore, some Portfolios, may focus their investments in mutual funds.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a  securities  exchange.  An ETF  represents a fixed  portfolio of  securities  designed to track a particular  market  index.  Consistent  with their  respective investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting  purchase of underlying  securities.  The risks of owning an ETF  generally  reflect  the risks of owning the  underlying  securities  they are  designed  to track,  although  lack of liquidity in an ETF could result in it being more  volatile.  ETFs have  management  fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         While none of the  Portfolios  will make short sales  generally,  the AST American  Century  International
Growth  Portfolio,  the AST PBHG  Small-Cap  Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST INVESCO
Equity  Income  Portfolio,  and the may make short sales  "against  the box." A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without  additional  costs,  for delivery at a specified  date in the future.  A Portfolio  may make a short sale against the box to hedge  against  anticipated declines in the market price of a portfolio  security.  If the value of the security sold short increases  instead, the Portfolio loses the opportunity to participate in the gain.

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
American Century Investment Management, Inc.
Fred Alger Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Management LLC
Neuberger Berman Management Inc.
Pilgrim Baxter & Associates, Ltd.
T. Rowe Price International, Inc.

Custodians
PFPC Trust Company                                                     JP Morgan Chase Bank
400 Bellevue Parkway                                                   4 MetroTech Center
Wilmington, DE 19809                                                   Brooklyn, NY 11245

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                        ------------------

Investment Company Act File No. 811-5186